Supplement to Your Annual Product Information Notice

Hartford Global Health HLS Fund

Effective August 5, 2011, the name of the Hartford Global Health HLS Fund will change to the Hartford Healthcare HLS Fund.

This supplement should be retained with the

Annual Product Information Notice for future reference.

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